UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

United Homes Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

United Homes Group, Inc.
917 Chapin Road
Chapin, South Carolina 29036
(844) 766-4663
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 15, 2024
To the Stockholders of United Homes Group, Inc.:
The annual meeting of stockholders (the “Annual Meeting”) of United Homes Group, Inc. (the “Company”) will be held at the Company’s offices located at 917 Chapin Road, Chapin, SC 29036 on Wednesday, May 15, 2024, at 9:00 a.m. Eastern Time. The purposes of the meeting are:
1.
To re-elect two Class I directors (Proposal 1);

2.
To ratify the appointment of FORVIS, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2); and

3.
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors (the “Board”) has fixed the close of business on March 18, 2024 as the record date (the “record date”) for determining holders of our common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. On the record date, there were 11,397,589 shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”) and 36,973,876 shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B common stock,” and together with the Class A common stock, the “common stock”), issued and outstanding.
The accompanying proxy statement for the Annual Meeting (the “proxy statement”) contains important information about the Annual Meeting and each of the proposals. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.
The proxy statement for the Annual Meeting is dated April 4, 2024 and is being distributed or made available to stockholders on or about that date.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote by telephone or over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting. Instructions for voting are described in the proxy statement and the proxy card.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2024: The Company’s Notice of Annual Meeting of Stockholders, proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at www.proxyvote.com.
By order of the Board of Directors,

Michael Nieri
Chairman and Chief Executive Officer
Chapin, South Carolina
April 4, 2024

UNITED HOMES GROUP, INC.
Proxy Statement
For the Annual Meeting of Stockholders
To Be Held on May 15, 2024

i

ii

UNITED HOMES GROUP, INC.
917 Chapin Road
Chapin, South Carolina 29036
(844) 766-4663
PROXY STATEMENT FOR THE
2024 ANNUAL MEETING OF STOCKHOLDERS
INTRODUCTION
2024 Annual Meeting of Stockholders
This proxy statement and associated proxy card are furnished in connection with the solicitation of proxies to be voted at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of United Homes Group, Inc. (“we,” “us,” the “Company” or “UHG”), which will be held on Wednesday, May 15, 2024, at 9:00 a.m. Eastern Time at the Company’s offices located at 917 Chapin Road, Chapin, SC 29036.
This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023 (the “Annual Report”) are available to stockholders at www.proxyvote.com. The proxy statement for the Annual Meeting (the “proxy statement”) contains important information about the Annual Meeting and each of the proposals. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.
This proxy statement for the Annual Meeting is dated April 4, 2024 and is being distributed or made available to stockholders on or about that date.
Proposals to be Voted on at the Annual Meeting
The following matters are scheduled to be voted on at the Annual Meeting:
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Proposal 1:   To re-elect two Class I directors nominated by our Board and named in this proxy statement to serve until our 2027 annual meeting of stockholders; and

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Proposal 2:   To ratify the appointment of FORVIS, LLP as our independent registered public accounting firm for the year ending December 31, 2024.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.
Questions and Answers about the Annual Meeting
Please see “Questions and Answers about the Annual Meeting” beginning on page 2 for important information about the proxy materials, voting, the Annual Meeting, Company documents, communications and the deadlines to submit stockholders’ proposals and director nominees for the 2025 annual meeting of stockholders.
If you have any questions, require any assistance with voting your shares or need additional copies of this proxy statement or voting materials, please contact:
Investor Relations
United Homes Group, Inc.
917 Chapin Road
Chapin, South Carolina 29036
(844) 766-4663
investors@unitedhomesgroup.com

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why am I receiving these proxy materials?
You received these proxy materials because you owned shares of UHG common stock as of March 18, 2024, the record date for the Annual Meeting, and our Board is soliciting your proxy to vote at the Annual Meeting. This proxy statement describes matters on which we would like you to vote at the Annual Meeting. It also gives you information on these matters so that you can make an informed decision.
Why does the Company need to hold an annual meeting of stockholders?
The Annual Meeting is being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620 states that a listed company must have an annual stockholders’ meeting during each fiscal year. Further, pursuant to Section 211 of the Delaware General Corporation Law (“DGCL”), Delaware corporations are required to hold an annual meeting for the election of directors.
How do I attend the Annual Meeting online?
We will host the Annual Meeting at the Company’s offices located at 917 Chapin Road, Chapin, SC 29036. Any stockholder can attend the Annual Meeting in person and submit questions during the meeting.
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. On the record date, there were 11,397,589 shares of the Company’s Class A common stock and 36,973,876 shares of the Company’s Class B common stock issued and outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting on the matters described in this proxy statement.
Each holder of Class A common stock is entitled to one vote per share of Class A common stock held. Each holder of Class B common stock is entitled to two votes per share of Class B common stock held. The holders of the Class A common stock and the Class B common stock shall vote together on any matters submitted to a vote of the stockholders generally. As of the record date, 100% of the Class B common stock was held by Michael Nieri and certain trusts established for the benefit of certain of Mr. Nieri’s family members. Consequently, Mr. Nieri and such trusts possess approximately 86.9% of the voting power of our common equity, and, as a result have the ability to control the result of the matters to be voted upon at the Annual Meeting.
In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be accessible for 10 days before the meeting at our principal place of business, 917 Chapin Road, Chapin, South Carolina, 29036, between the hours of 9:00 a.m. and 5:00 p.m. local time. In addition, during the Annual Meeting that list of stockholders will be available for examination.
How do I vote my shares without attending the Annual Meeting?
If on the record date your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. Stockholders of record may vote by using the Internet, by telephone or, if you received a proxy card by mail, by mail as described below. Stockholders of record also may attend the Annual Meeting virtually and vote during the Annual Meeting.
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You may vote by using the Internet.   The address of the website for Internet voting is www.proxyvote.com. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 14, 2024, the day before the Annual Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

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You may vote by telephone.   The toll-free telephone number is noted on your proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 14, 2024, the day before the Annual Meeting. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

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You may vote by mail.   If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope. Your proxy card must be received by the close of business on May 14, 2024, the day before the Annual Meeting.

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You may vote in person.   You may attend the Annual Meeting in person and vote your shares at the Annual Meeting.

When you vote by any of the above methods, you appoint Keith Feldman, our Chief Financial Officer, and Erin Reeves McGinnis, our General Counsel and Corporate Secretary, as your representatives (or proxyholders) at the Annual Meeting. By doing so, you ensure that your shares will be voted whether or not you attend the Annual Meeting. The proxyholders will vote your shares at the Annual Meeting as you have instructed them.
In addition, the proxyholders, in their discretion, are further authorized to vote (a) for the election of a person to the Board if a nominee named in this proxy statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.
If you hold shares through a bank or broker (i.e., in “street name”), please refer to your proxy card or other information forwarded by your bank or broker to see which voting options are available to you.
The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend. If you desire to vote at the Annual Meeting and hold your shares in “street name,” however, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote virtually at the Annual Meeting.
How do I vote at the Annual Meeting?
We will be hosting the Annual Meeting at the Company’s offices located at 917 Chapin Road, Chapin, SC 29036. Any stockholder can attend the Annual Meeting in person. If you were a stockholder as of the record date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:
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You may submit a subsequent proxy by using the Internet, by telephone or by mail with a later date;

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You may deliver a written notice that you are revoking your proxy to the Corporate Secretary of United Homes Group, Inc. at 917 Chapin Road, Chapin, South Carolina, 29036; or

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You may attend the Annual Meeting in person and vote your shares at the Annual Meeting. Simply attending the Annual Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a Question and Answer (“Q&A”) session, during which we intend to answer questions from stockholders present at the Annual Meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders of record as of the record date will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
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irrelevant to the business of the Company or to the business of the Annual Meeting;

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related to material non-public information of the Company, including the status or results of our business since our most recent Annual Report on Form 10-K;

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related to any pending, threatened or ongoing litigation;

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related to personal grievances;

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derogatory references to individuals or that are otherwise in bad taste;

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substantially repetitious of questions already made by another stockholder; or

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out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the chairman of the Annual Meeting or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct,” copies of which will be available for review at the Annual Meeting.
How many votes do you need to hold the Annual Meeting?
Under our Amended and Restated Bylaws, a quorum will be present if the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote at the meeting is represented in person or by proxy at the Annual Meeting. On the record date, there were 48,371,465 shares of common stock entitled to 85,345,341 votes in the aggregate. Therefore, for us to have a quorum, shares entitled to 42,672,671 votes must be represented by stockholders present at the Annual Meeting or represented by proxy. The holders of the Class A common stock and Class B common stock vote together as a single class on each of the proposals in this proxy statement.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting in person and vote at that time. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the stockholders entitled to vote at the meeting, present or represented, will have the power to adjourn the meeting from time to time until a quorum shall be present or represented.
What matters will be voted on at the Annual Meeting?
The following matters are scheduled to be voted on at the Annual Meeting:
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Proposal 1: To re-elect two Class I directors nominated by our Board and named in this proxy statement to serve until our 2027 annual meeting of stockholders; and

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Proposal 2: To ratify the appointment of FORVIS, LLP as our independent registered public accounting firm for the year ending December 31, 2024.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.
What will happen if I do not vote my shares?
Stockholder of Record:   Shares Registered in Your Name. If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.
Beneficial Owner:   Shares Registered in the Name of Broker or Bank. Brokers, banks or other nominees who hold shares of our common stock or preferred stock for a beneficial owner in “street name” have the discretion to vote on “routine” proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposal 2 is the only routine matter in this proxy statement. Therefore, your broker has the discretion to vote your shares on Proposal 2 but does not have discretion to vote your shares on Proposal 1.
We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the Annual Meeting in accordance with your wishes.

How may I vote for each proposal and what is the vote required for each proposal?
Proposal 1: Re-election of Class I directors.
With respect to the election of the nominees for director, you may:
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vote FOR the election of the two nominees for director;

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WITHHOLD your vote for the two nominees for director; or

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vote FOR the election of the two nominees for director except for one or more particular nominees.

Directors are elected by a majority of the votes cast at the Annual Meeting, meaning that in order to elect a director, the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election. Only votes cast FOR a nominee will be counted. An instruction to WITHHOLD authority to vote for a nominee will result in the nominee receiving fewer votes but will not count as a vote against the nominee. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.
Proposal 2: Ratification of the appointment of FORVIS, LLP as our independent registered public accounting firm for the year ending December 31, 2024.
You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 2. For Proposal 2 to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on the proposal. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST Proposal 2 and will have no effect on the proposal.
How does the Board recommend that I vote?
The Board recommends that you vote FOR each director nominee and FOR Proposal 2.
What happens if I sign and return my proxy card but do not provide voting instructions?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:
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Proposal 1: FOR the re-election of each nominee for director; and

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Proposal 2: FOR the ratification of the appointment of FORVIS, LLP as our independent registered public accounting firm for the year ending December 31, 2024.

Could other matters be decided at the Annual Meeting?
We do not know of any other matters that may be presented for action at the Annual Meeting. The proxyholders, in their discretion, are further authorized to vote (a) for the election of a person to the Board if a nominee named in this proxy statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.
What happens if a director nominee is unable to stand for election?
If a nominee is unable to stand for election, the Board may either:
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reduce the number of directors that serve on the Board; or

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designate a substitute nominee.

If the Board designates a substitute nominee, the proxyholders will exercise their discretion as described above and vote for the substitute nominee.

Who is paying for this proxy solicitation?
The accompanying proxy is being solicited by the Board. In addition to this solicitation, our officers, directors and employees may solicit proxies in person, by telephone, or by other means of communication. Officers, directors and employees will not be paid any additional compensation for soliciting proxies. In addition, we may also retain one or more third parties to aid in the solicitation of brokers, banks and institutional and other stockholders. We will pay for the entire cost of soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What happens if the Annual Meeting is postponed or adjourned?
Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on that proposal.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than four business days following the conclusion of the Annual Meeting.
How can I find UHG’s proxy materials and Annual Report on the Internet?
This proxy statement and the Annual Report are available at our corporate website at www.unitedhomesgroup.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.proxyvote.com.
How do I obtain a separate set of UHG’s proxy materials if I share an address with other stockholders?
In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions receive only one copy of the proxy materials. This practice is designed to reduce duplicate mailings and save printing and postage costs as well as natural resources. If you would like to have a separate copy of the proxy statement or the Annual Report mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your proxy card. We will deliver such additional copies promptly upon receipt of such request.
In other cases, stockholders receiving multiple copies of the proxy materials at the same address may wish to receive only one. If you would like to receive only one copy if you now receive more than one, please submit your request to the address or phone number that appears on your proxy card.
Can I receive future proxy materials and annual reports electronically?
Yes. This proxy statement and the Annual Report are available at our corporate website at www.unitedhomesgroup.com. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings and will give you an automatic link to the proxy voting site.
Who can I contact if I have any questions?
If you have any questions, would like additional UHG proxy materials or proxy cards, or need assistance in voting your shares, please contact Investor Relations, United Homes Group, Inc., by mail at 917 Chapin Road, Chapin, South Carolina, 29036, by telephone at (844) 776-4663 or by email at investors@unitedhomesgroup.com.
Can I submit a proposal for inclusion in the proxy statement for the 2025 annual meeting?
Our stockholders may submit proper proposals (other than the nomination of directors) for inclusion in our proxy statement and for consideration at our 2025 annual meeting of stockholders by submitting their proposals in writing to the Secretary of UHG in a timely manner. To be considered for inclusion in our proxy materials for the 2025 annual meeting of stockholders, stockholder proposals must:
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be received by the Secretary of UHG no later than the close of business on December 5, 2024 (which is the 120th day prior to the first anniversary of the date that we released this proxy statement to our stockholders for this Annual Meeting); and

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otherwise comply with the requirements of Delaware law, Rule 14a-8 of the Exchange Act and our Amended and Restated Bylaws.

If we change the date of the 2025 annual meeting of stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2025 annual meeting of stockholders.
Can I submit a nomination for director candidates and proposals not intended for inclusion in the proxy statement for the 2025 annual meeting?
Our stockholders who wish to (a) nominate persons for election to the Board at the 2025 annual meeting of stockholders or (b) present a proposal at the 2025 annual meeting of stockholders, but who do not intend for such proposal to be included in our proxy materials for such meeting, must deliver written notice of the nomination or proposal to United Homes Group, Inc., at 917 Chapin Road, Chapin, South Carolina, 29036, Attention: Corporate Secretary, no earlier than December 5, 2024 and no later than January 4, 2025. However, if the 2025 annual meeting of stockholders is held earlier than March 5, 2025 or later than May 4, 2025, nominations and proposals must be received no later than the close of business on the later of (a) the 90th day prior to the 2025 annual meeting of stockholders and (b) the 10th day following the day we first publicly announce the date of the 2025 annual meeting. The stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in our Amended and Restated Bylaws.
Where can I obtain a copy of the Company’s Amended and Restated Bylaws?
A copy of our amended and restated bylaw provisions governing the notice requirements set forth above may be obtained by writing to the Secretary of the Company. A current copy of our Amended and Restated Bylaws is also available at our corporate website at www.unitedhomesgroup.com. Such requests and all notices of proposals and director nominations by stockholders should be sent to United Homes Group, Inc., 917 Chapin Road, Chapin, South Carolina, 29036, Attention: Corporate Secretary.

EXPLANATORY NOTE
On March 30, 2023 (the “Closing Date”), the Company (f/k/a DiamondHead Holdings Corp (“DHHC”)) consummated the previously announced business combination pursuant to that certain Business Combination Agreement, dated as of September 10, 2022, by and among the Company, Hestia Merger Sub, Inc., a South Carolina corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Great Southern Homes, Inc., a South Carolina corporation (“GSH”). Pursuant to the terms of the Business Combination Agreement, Merger Sub merged with and into GSH (the “Business Combination”), with GSH surviving the merger as a wholly owned subsidiary of the Company. On the Closing Date, and in connection with the closing of the Business Combination (the “Closing”), the Company changed its name to “United Homes Group, Inc.”

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL 1
ELECTION OF DIRECTORS
General
The Board is currently composed of eleven directors divided into three classes with staggered three-year terms as shown below.
Director Class	Directors in the Class	Annual Meeting at which Term of Office Expires
Class I	Michael Bayles; Eric S. Bland; James P. Clements; Michael Nieri	2024
Class II	Robert Dozier; Alan Levine; Tom O’Grady; Robert Grove	2025
Class III	Jason Enoch; Nikki Haley; and David Hamamoto	2026
Michael Nieri is the brother-in-law of Shelton Twine and father of Pennington Nieri.
Nominees for Re-Election as Class I Directors at the Annual Meeting
This year’s nominees for re-election to the Board as Class I directors are James P. Clements and Michael Nieri. Michael Bayles and Eric S. Bland are not standing for re-election as a director, and as such, their seats will be vacant until such time as the Board elects to fill one or both seats. Proxies cannot be voted for a greater number of individuals than the number of nominees. Dr. Clements and Mr. Nieri are each being nominated to serve until our 2027 annual meeting of stockholders, or until his successor has been duly elected and qualified or until his earlier death, resignation or removal. Each of the nominees is currently a member of our Board and has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve if elected.
Name	Age	Positions and Offices Held with Company	Director Since(1)	Other Public Boards(2)
James P. Clements	60	Director	2023	1
Michael Nieri	59	Director	2023	None

(1)
Dr. Clements was previously a director of GSH since 2022. Mr. Nieri was previously a director of GSH since 2004.

(2)
Number of other boards of directors of public companies on which the director currently serves.

Below is additional information about the nominees as of the date of this proxy statement, including business experience, public company director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused our nominating and corporate governance committee and our Board to determine that he should continue to serve as one of our directors.
James P. Clements has served as a director since the Business Combination, and previously served a member of the board of directors of GSH from January 2022 until the Business Combination. Dr. Clements serves on our Compensation Committee and Nominating and Corporate Governance Committee. Dr. Clements currently serves as the President and Chief Executive Officer of Clemson University, which has a $1,750,000,000 budget. He also currently serves as the Chief Fundraising Officer of Clemson University Foundation, an independent, not-for-profit 501(c)(3) organization that promotes the welfare and future development of Clemson University. Prior to joining Clemson University in December 2013, Dr. Clements served as the President of West Virginia University from June 2009 to December 2013. Before that Dr. Clements served as provost and vice president for academic affairs, vice president for Economic

Development & Community Outreach and the Robert W. Deutsch Distinguished Professor of Information Technology at Towson University. Dr. Clements currently serves on the board of directors of United Community Banks, Inc. (Nasdaq: UCBI), a bank holding company and South Carolina corporation headquartered in Greenville, South Carolina, and the parent company of United Community Bank, a South Carolina state-chartered bank that opened in 1950. He also currently serves on the board of directors of the American Council on Education, the executive committee for the Council of Competitiveness, the Council of Presidents for the Association of Governing Boards and on the Special Olympics International Board of Directors. Dr. Clements previously served as the Chair of the Board for the Association of Public & Land-Grant Universities. Dr. Clements holds a Bachelor of Science degree in computer science as well as a master’s degree and Ph.D. in operations analysis from the University of Maryland, Baltimore County. He also holds an M.S. degree in computer science from Johns Hopkins University’s Whiting School of Engineering and was awarded an honorary degree as Doctor of Public Education from University of Maryland, Baltimore County. Dr. Clements’ extensive experience and continuing research in the fields of leadership, strategic planning, project management, computer science and information technology make him well-qualified to serve on our Board.
Michael Nieri has served as our Chief Executive Officer and Chairman since the Business Combination, and previously served as the President and Chairman of GSH, which he founded in June 2004. Mr. Nieri served as GSH’s Chief Executive Officer from GSH’s founding through June 2013, and again commencing in January 2022. Mr. Nieri has dedicated his professional life to providing families with well-built, affordably priced homes with signature style and quality throughout the southeast, where he has built over 14,000 homes in high-growth markets over his career. Mr. Nieri has received numerous awards and accolades, including his induction into the South Carolina Housing Hall of Fame and receiving the BIA Richard N. Sendler Award by the Central South Carolina Building Industry Association. In addition, he has been recognized as the South Carolina Homebuilder of the Year and the Builder Member of the Year. For his innovative leadership and dedication to his community, Mr. Nieri received the 2020 Hearthstone BUILDER Humanitarian Award, a national award for industry leaders who demonstrate a lifetime of dedication to charitable endeavors. Mr. Nieri is the brother-in-law of Shelton Twine and father of Pennington Nieri. Mr. Nieri holds a Bachelor of Science degree in Construction Science and Management from Clemson University. Mr. Nieri brings invaluable knowledge of the operations and management of the company to our management team. Mr. Nieri’s qualifications to serve on our Board are primarily based on his operational and historical experience as Founder, President, Chief Executive Officer and Chairman of GSH and his extensive experience in the homebuilding industry.
Required Vote and Recommendation of the Board for Proposal 1
The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the election of our directors. A majority of votes cast shall mean that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election. You may vote FOR or WITHHOLD on each nominee for election as director. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted on Proposal 1 FOR the election of Dr. Clements and Mr. Nieri to the Board at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. A broker non-vote or a properly executed proxy (or ballot) marked WITHHOLD with respect to the election of a Class I director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum.
The Board unanimously recommends that you vote FOR the election of
James P. Clements and Michael Nieri to the Board.
Continuing Directors Not Standing for Election at the Annual Meeting
Certain information about those directors whose terms do not expire at the Annual Meeting and who will otherwise continue to serve on the Board is furnished below, including their business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and the Board to determine that the directors should serve as one of our directors. The age of each director as of the record date is provided in the following table.

Name	Age	Positions and Offices Held with Company	Director Since(1)	Other Boards(2)
Robert Dozier	56	Director	2023	None
Alan Levine	63	Director	2023	None
Tom O’Grady	69	Chief Administrative Officer and Director	2023	None
Robert Grove	32	Director	2023	None
Jason Enoch	57	Director	2023	None
Nikki Haley	52	Director	2023	None
David Hamamoto	64	Director	2023	None

(1)
Each director previously served as a director of GSH since 2022, with the exception of Mr. O’Grady, who served as a director of GSH since 2021.

(2)
Number of other boards of directors of public companies on which the director currently serves.

Class II Directors (Terms Expire in 2025)
Robert Dozier, Jr. has served as a director since the Business Combination, and previously served as a director of GSH from December 2021 until the Business Combination. Mr. Dozier is a member and Chairman of our Nominating and Corporate Governance Committee and a member of the Audit Committee and Compensation Committee. Mr. Dozier is the Chief Executive Officer of Palmetto Citizens Federal Credit Union, a position he has held since February 2023. Mr. Dozier previously served as President of First Reliance Bancshares, the holding company for First Reliance Bank (“FRB”), where he served as Chief Operating Officer from January 2020 through December 2022. FRB is a community bank headquartered in South Carolina, serving eight markets in North and South Carolina. From June 2011 to December 2019, Mr. Dozier served as Executive Vice President and Chief Business Officer of Federal Home Loan Bank of Atlanta, a $100 billion dollar wholesale bank serving over 850 financial institutions around the Southeast. Mr. Dozier has a Political Science Degree from the University of South Carolina and is a former member of the Board of Trustees of the University of South Carolina. Mr. Dozier’s business and banking experience, as well as his deep connections in the South Carolina business community, make him well-qualified to serve on our Board.
Alan Levine has served as a director since the Business Combination, and preciously served a member of the board of directors of GSH from October 2021 until the Business Combination. Mr. Levine is a member and the Chairman of our Compensation Committee and is a member of the Audit Committee and Related Party Transactions Committee. Mr. Levine has been retired since 2019, following a 35-year career with Enterprise Holdings, where he was President/General Manager for the South Florida Group, responsible for leading all aspects of the company’s three primary brands — Enterprise Rent A Car, National Car Rental and Alamo Rent-A-Car. In addition, Mr. Levine directed the firm’s other business lines, including Car Sales and Commercial Truck Rental, and consulted for the company’s Fleet Management (fleet leasing) operation. Mr. Levine led Enterprise’s expansion that has included approximately doubling in size, the opening of a new business division and the successful integration of a major acquisition. Mr. Levine graduated from the University of South Florida with a degree in Marketing, and has attended Enterprise’s Senior Executive Leadership program, in addition to numerous other developmental seminars. Mr. Levine’s extensive experience in the areas of operations, management, and leadership makes Mr. Levine well-qualified to serve on our Board.
Clive R.G. (Tom) O’Grady has served as our Chief Administrative Officer since the Business Combination, and previously had been a member of the board of directors of GSH since October 2021 and served as GSH’s Chief Administrative Officer, a position he held from January 2022 until the Business Combination. Mr. O’Grady is currently Principal of O’Grady Law PLLC since 2013. He has also served as Treasurer and a director of Attransco, Inc., a shipping company, since 1995. From 2012 to 2013, Mr. O’Grady served as Executive Vice President of Corporate Development at RxAlly, a technology company. Previously, Mr. O’Grady spent over 25 years as a corporate transactional lawyer at McGuire Woods LLP and prior to that practiced at Bowmans in South Africa. Mr. O’Grady holds a Bachelor of Commerce degree and a

Bachelor of Laws degree from the University of the Witwatersrand in Johannesburg, South Africa, and a Master of Laws degree from the University of Virginia. Mr. O’Grady’s experience representing public companies in the areas of corporate governance, mergers and acquisitions, and corporate structuring and corporate finance affords him a degree of understanding of the challenges faced by public companies which qualifies him to serve on our Board.
Robert Grove has served as a director since the Business Combination. Mr. Grove is a Principal at Conversant since May 2020. Prior to that, from September 2017 to June 2019, Mr. Grove served as a senior analyst at Viking Global Investors where he sourced and analyzed equity investments across the energy space. Before joining Viking, from January 2016 until August 2017, Mr. Grove worked at Anchorage Capital where he researched both debt and equity investments in the materials sector. Mr. Grove started his career in the restructuring group at Lazard where he provided advisory services to companies undergoing financial restructuring transactions. Mr. Grove received a B.S. in Economics with concentrations in Finance and Accounting from the University of Pennsylvania where he graduated summa cum laude and was elected to Beta Gamma Sigma. Mr. Groves’ experience in corporate structuring and corporate finance qualifies him to serve on our Board.
Class III Directors (Terms Expire in 2026)
Jason Enoch has served as a director since the Business Combination, and previously served as a member of the board of directors of GSH from October 2021 until the Business Combination. Mr. Enoch is our lead independent director. Mr. Enoch is also a member and the Chairman of our Audit Committee, a member and Chairman of our Related Party Transactions Committee, and a member of the Compensation Committee. Mr. Enoch was a Partner at Deloitte & Touche LLP, an independent accounting firm, from June 2002 through September 2020, and began his career there in 1989. Mr. Enoch earned a degree in accounting from Lehigh University and an MBA from Columbia University. Mr. Enoch’s experience as a long-term partner at Deloitte & Touche LLP, including in particular his focus on the audits of public company financial statement and internal controls over financial reporting, provided him not only with an extensive financial and accounting background that adds depth to GSH’s Audit Committee, but also a focus interacting with the Securities and Exchange Commission, and he has assisted clients with initial and secondary public securities offerings and private placements. During his time at Deloitte & Touche LLP, his service to his clients’ board of directors provided him with important experience and perspectives with respect to governance, risk management, operations, and public company best practices. This experience uniquely qualifies him to serve on our Board and as Chairman of the Audit Committee.
Nikki Haley has served as a director since the Business Combination, and previously served as a member of the board of directors of GSH from January 2022 until the Business Combination. Ambassador Haley serves on our Nominating and Corporate Governance Committee. Ambassador Haley currently serves as a lifetime member of the Clemson University Board of Trustees. In addition, Ambassador Haley founded Stand For America, an advocacy group promoting public policies, and Stand For America PAC, a political action committee. From January 2017 to December 2018, Ambassador Haley served as the U.S. Ambassador to the United Nations. In that role, she served as a member of the President’s Cabinet and on the National Security Council. For her work at the United Nations, Forbes named her one of the world’s 100 most powerful women in 2017. From January 2011 to January 2017, Ambassador Haley served as the 116th governor of South Carolina. She was the youngest governor in the country and first minority female governor in America and is the only female governor in South Carolina history. In 2016, Time magazine named her one of the 100 most influential people in the world. From January 2005 to January 2011, Ambassador Haley served as a member of the South Carolina House of Representatives. Ambassador Haley previously served on the board of directors of The Boeing Company (NYSE: BA), one of the world’s major aerospace firms, from March 2019 to March 2020. Ambassador Haley has an Accounting Degree from Clemson University. Ambassador Haley has extensive experience in local and national government, demonstrated strong leadership abilities and a record of accomplishment in areas that are critical to GSH’s and UHG’s long-term success, as well as her vast political connections, uniquely qualifying her to serve on our Board.
David T. Hamamoto has served as a director since the Business Combination. Previously, Mr. Hamamoto was the Chief Executive Officer and Chairman of DHHC, a position he held from October 2020 until the

Business Combination, and the Founder of Diamond Head Partners, LLC, a privately held investment firm focused on operationally hands-on opportunistic investing across a range of strategies, which he established in 2017. Mr. Hamamoto was previously a director of Nu Ride Inc. (formerly Lordstown Motors Corp.), an electric vehicle innovator focused on developing high-quality, light-duty work vehicles, from October 2020 through March 2024, and previously served as the Chairman and Chief Executive Officer of DiamondPeak Holdings Corp., a special purpose acquisition company, from November 2018 through October 2020. Previously, he served as Executive Vice Chairman of Colony NorthStar (now Colony Capital (NYSE:CLNY)), a real estate and investment management firm, from January 2017 through January 2018. The NorthStar companies, which he founded, were sold to Colony Capital in January 2017. Prior to the sale, Mr. Hamamoto was Executive Chairman of NSAM, a registered investment advisory firm, since 2015, having previously served as its Chairman and Chief Executive Officer from 2014 until 2015. Mr. Hamamoto was the Chairman of the board of directors of NRF, a real estate investment trust, from 2007 to January 2017 and served as one of its directors from 2003 to January 2017. Mr. Hamamoto previously served as NRF’s Chief Executive Officer from 2004 until 2015 and President from 2004 until 2011. Mr. Hamamoto was Chairman of the board of directors of NorthStar Realty Europe Corp. from 2015 to January 2017. In 1997, Mr. Hamamoto co-founded NorthStar Capital Investment Corp., the predecessor to NorthStar Realty Finance, for which he served as Co-Chief Executive Officer until 2004. Prior to NorthStar, Mr. Hamamoto was a partner and co-head of the Real Estate Principal Investment Area at Goldman, Sachs & Co. During Mr. Hamamoto’s tenure at Goldman, Sachs & Co., he initiated the firm’s effort to build a real estate principal investment business under the auspices of the Whitehall Funds. Between April and July 2018, several class actions (and two derivative lawsuits) were filed in connection with the Colony-NorthStar merger and the merged company’s performance thereafter: three in federal court in California, three in state court in California, and two in state court in Maryland. Mr. Hamamoto is named as an individual defendant in each of these lawsuits. The lawsuits generally share a factual nexus and allege securities law violations and other claims against all defendants, including Mr. Hamamoto. Presently, only one federal and one (consolidated) state case are pending. Mr. Hamamoto disputes all such allegations and is defending vigorously against the lawsuits. In 2021, several class actions and derivative lawsuits were filed in connection with the DiamondPeak-Lordstown Motors merger and claims relating to Lordstown vehicle pre-orders and production timeline; seven in federal court in Ohio, four in federal court in Delaware and four in chancery court in Delaware. Mr. Hamamoto is named as an individual defendant in certain of these lawsuits. The lawsuits generally share a factual nexus and allege securities law violations and other claims against all defendants, including Mr. Hamamoto. Mr. Hamamoto disputes all such allegations and is defending vigorously against the lawsuits. Mr. Hamamoto received a B.S. from Stanford University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He is well qualified to serve as a director due to his extensive real estate, investment and operational experience.

CORPORATE GOVERNANCE
Independent Directors
The Board has determined that each of the directors (other than Mr. Nieri, Mr. O’Grady, and Mr. Bland) qualifies as an independent director, as defined under the Nasdaq Stock Market LLC Rules (the “Nasdaq Listing Rules”), and the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and the Nasdaq Listing Rules relating to director independence requirements. In addition, UHG is subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the Audit Committee, as discussed below.
Board Committees
The Board has four standing committees: an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) and the related party transactions committee (the “Related Party Transactions Committee”). Each of the committees report to the Board. While the Audit Committee has primary responsibility for risk oversight, both the Audit Committee and the entire Board are actively involved in risk oversight on behalf of the Company, and both receive reports on the Company’s risk management activities from the Company’s executive management team on a regular basis. The members of both the Audit Committee and the Board also engage in periodic discussions with the Company’s executive management team and other senior officers as they deem appropriate to ensure that risk is being properly managed at the Company. In addition, it is expected that each committee of the Board will consider risks associated with its respective area of responsibility.
Each current member of each committee of the Board qualifies as an independent director in accordance with the Nasdaq Listing Rules described above and SEC rules and regulations. Each committee of the Board has a written charter approved by the Board. Copies of the charters for our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are posted in the “Investors” section of our website at www.unitedhomesgroup.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.
The following table provides the current membership of the committees of the Board and meeting information for each of the committees of the Board.
Committee	Chair	Other Members
Audit Committee	Jason Enoch	Michael Bayles(1); Robert Dozier; Alan Levine
Compensation Committee	Alan Levine	James P. Clements; Robert Dozier; Jason Enoch
Nominating and Corporate Governance Committee	Robert Dozier	James P. Clements; David Hamamoto; Nikki Haley
Related Party Transactions Committee	Jason Enoch	Alan Levine; Michael Bayles(1)

(1)
Mr. Bayles is not standing for re-election and will cease to serve on the Audit Committee and the Related Party Transactions Committee following the Annual Meeting. The Board will replace Mr. Bayles on the Related Party Transactions Committee with another independent director to comply with the committee’s charter.

The primary responsibilities of each committee are described below.
Audit Committee
Our Audit Committee consists of Mr. Enoch, Mr. Bayles, Mr. Dozier, and Mr. Levine, with Mr. Enoch serving as the chairperson of the Audit Committee. Under the Nasdaq Listing Rules and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent. Mr. Enoch, Mr. Bayles, Mr. Dozier, and Mr. Levine each meet the independent director standard under the Nasdaq Listing Rules and under Rule 10A-3(b)(1) of the Exchange Act. Our Audit Committee held four meetings in 2023.
The Board has determined that Mr. Enoch qualifies as an audit committee financial expert within the meaning of SEC regulations and all members meet the financial sophistication requirements of the Nasdaq Listing Rules. Both our independent registered public accounting firm and management periodically meet privately with the Audit Committee.
The primary functions of the Audit Committee include, among other things:
•
evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors;

•
reviewing our financial reporting processes and disclosure controls;

•
reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•
reviewing the adequacy and effectiveness of our internal control policies and procedures, including the effectiveness of our internal audit function;

•
reviewing with the independent auditors the annual audit plan, including the scope of audit activities and all critical accounting policies and practices to be used by UHG;

•
obtaining and reviewing at least annually a report by our independent auditors describing the independent auditors’ internal quality control procedures and any material issues raised by the most recent internal quality-control review;

•
monitoring the rotation of our independent auditor’s lead audit and concurring partners and the rotation of other audit partners as required by law;

•
reviewing our annual and quarterly financial statements and reports, including the disclosures contained in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

•
reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy, and effectiveness of our financial controls and critical accounting policies;

•
reviewing with management and our auditors any earnings announcements and other public announcements regarding material developments;

•
establishing procedures for the receipt, retention and treatment of complaints received by UHG regarding accounting, internal accounting controls, auditing or other matters; and

•
reviewing our major financial risk exposures, including the guidelines and policies to govern the process by which risk assessment and risk management is implemented.

Compensation Committee
Mr. Levine, Dr. Clements, Mr. Dozier, and Mr. Enoch serve as members of our Compensation Committee, with Mr. Levine serving as the chairperson of the Compensation Committee. Under the Nasdaq Listing Rules and applicable SEC rules, our Compensation Committee must consist of all independent members. The Board has determined that Mr. Levine, Dr. Clements, Mr. Dozier, and Mr. Enoch are each non-employee directors, as defined in Rule 16b-3 promulgated under the Exchange Act and satisfy the independence requirements of Nasdaq. Our Compensation Committee held three meetings in 2023.
The Compensation Committee makes recommendations to the Board and reviews and approves our compensation policies and all forms of compensation to be provided to our directors and executive officers, including, among other things, annual salaries, bonuses, equity incentive awards and other incentive compensation arrangements. In addition, our Compensation Committee administers the United Homes Group, Inc. 2023 Equity Incentive Plan (the “2023 Plan”), including granting stock options or awarding shares of restricted stock or restricted stock units or to our directors and executive officers. Our Compensation Committee also reviews and approves employment agreements with executive officers and other compensation policies and matters. Our Compensation Committee has the authority to delegate to its subcommittees such power and authority as it deems appropriate to the extent consistent with our governing documents, laws, regulations or listing standards. See the section entitled “Executive Compensation — Compensation Committee” for more information.
In accordance with Nasdaq Listing Rules and our Compensation Committee charter, our Compensation Committee has the authority and responsibility to retain or obtain the advice of compensation consultants, legal counsel and other compensation advisors, the authority to direct the Company to pay such advisors and the responsibility to consider the independence factors specified under applicable law and any additional factors the compensation committee deems relevant.
In 2023, the Compensation Committee retained WealthPoint, LLC (“WealthPoint”) as its external compensation consultant. WealthPoint does not provide any services to the company unrelated to executive or director compensation. The scope of WealthPoint’s work generally includes assisting in the selection of peer companies, providing advice and guidance on the appropriateness and competitiveness of our executive compensation program, providing input on the design of and the awarding of grants under our equity plan, and reviewing the structure and competitiveness of our non-employee director compensation program.
The primary functions of the Compensation Committee include, among other things:
•
reviewing and approving the corporate objectives that pertain to the determination of executive compensation;

•
reviewing and approving the compensation and other terms of employment of our executive officers, including the terms of any employment agreements, severance arrangements, change in control protections and any other compensation, perquisites and special or supplemental benefits for executive officers;

•
reviewing and approving performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

•
making recommendations to the Board regarding the adoption or amendment of equity and cash incentive plans and approving amendments to such plans to the extent authorized by the Board;

•
reviewing and making recommendations to the Board regarding the type and amount of compensation to be paid or awarded to non-employee Board members;

•
reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act; and

•
administering the 2023 Plan.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Mr. Dozier, Dr. Clements, Mr. Hamamoto, and Ambassador Haley, with Mr. Dozier serving as the chairperson of the Nominating and Corporate Governance Committee. Under the Nasdaq Listing Rules and applicable SEC rules, our Nominating and Corporate Governance Committee must consist of all independent members. Mr. Dozier, Dr. Clements, Mr. Hamamoto, and Ambassador Haley meet the independent director standard under the Nasdaq Listing Rules. Our Nominating and Corporate Governance Committee held two meetings in 2023.
The primary functions of the Nominating and Corporate Governance Committee include, among other things:
•
identifying, reviewing and making recommendations of candidates to serve on the Board;

•
evaluating the performance of the Board, committees of the Board and individual directors and determining whether continued service on the Board is appropriate;

•
evaluating nominations by stockholders of candidates for election to the Board;

•
evaluating the current size, composition and organization of the Board and its committees and making recommendations to the Board for approvals;

•
developing a set of corporate governance policies and principles and recommending to the Board any changes to such policies and principles; and

•
reviewing issues and developments related to corporate governance and identifying and bringing to the attention of the Board current and emerging corporate governance trends.

Our Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including having a general understanding of our company’s industry and market. Our Nominating and Corporate Governance Committee also considers other factors it deems appropriate.
In evaluating potential nominees to the Board, the Nominating and Corporate Governance Committee considers a wide variety of qualifications, attributes and other factors and recognizes that a diversity of viewpoints and practical experience can enhance the effectiveness of the Board. Accordingly, as part of its evaluation of each candidate, the Nominating and Corporate Governance Committee takes into account that candidate’s background, experience, qualifications, attributes and skills that may complement, supplement or duplicate those of other prospective candidates and current directors.
When there is a vacancy on the Board, the Nominating and Corporate Governance Committee will be responsible for considering various potential candidates for director. Our Nominating and Corporate Governance Committee will consider bona fide candidates from all relevant sources, including current Board members, professional search firms, stockholders and other persons. The Nominating and Corporate Governance Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee will meet to discuss and consider such candidates’ qualifications and then select a nominee for recommendation to the Board by majority vote.
Our Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by the Board or the Nominating and Corporate Governance Committee for consideration. If one of our stockholders wishes to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee, the stockholder recommendation should be delivered to the chair of the Nominating and Corporate Governance Committee at our principal executive offices, and must include information regarding the candidate and the stockholder making the recommendation as required by our Amended and Restated Bylaws. See “Questions and Answers About the Annual Meeting — Can I submit a nomination for director candidates and proposals not intended for inclusion in the proxy statement for the 2025 annual meeting?” for more information.
The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the Nominating and Corporate Governance Committee will consider such factors as it may deem are in the best interests of the Company and its stockholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes.
Related Party Transactions Committee
Our Related Party Transactions Committee consists of Mr. Enoch, Mr. Levine, and Mr. Bayles, with Mr. Enoch serving as the chairperson of the Related Party Transactions Committee. The Board has determined Mr. Enoch, Mr. Levine, and Mr. Bayles each satisfy the independence requirements of Nasdaq. The functions of this committee include, among other things, reviewing and providing oversight of any contracts or transactions between the Company or any of its subsidiaries, on the one hand, and Michael

Nieri or any affiliate or associate of Mr. Nieri, on the other hand, in accordance with the UHG’s amended and restated certificate of incorporation (the “Amended and Restated Certificate of Incorporation”).
Board Diversity
The following table summarizes certain self-identified characteristics of our directors, in accordance with Nasdaq Listing Rules 5605(f) and 5606. Each term used in the table has the meaning given to it in the rule and related instructions.
United Homes Group, Inc. Board Diversity Matrix as of April 4, 2024
Total Number of Directors	11
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	10	0	0
Part II: Demographic Information
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	1	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	8	0	0
Two or More Races or Ethnicities	0	1	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
Board Meetings and Attendance
The Board held four meetings in 2023. During 2023, each incumbent member of the Board attended 75% or more of the aggregate of (a) the total number of Board meetings held during the period of such member’s service and (b) the total number of meetings of all committees on which such member served, during the period of such member’s service.
Director Attendance at Annual Meetings of Stockholders
Directors are encouraged, but not required, to attend our annual stockholder meetings. We did not hold an annual meeting of stockholders in 2023. DHHC held a special meeting of its stockholders prior to the Business Combination in March 2023.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee has ever been an executive officer or employee of either DHHC or GSH. None of our executive officers currently serve, or have served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that serves as a member of the Board or Compensation Committee of UHG.
Board Leadership Structure and Role in Risk Oversight
Under the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), the Board elects the Company’s Chairman and Chief Executive Officer. Each of these positions may be held by the same person or may be held by different people. Currently, these two offices are held by Mr. Nieri. The Board believes that the Company and its stockholders are best served by having a policy that provides the Board the ability to select the most qualified and appropriate individual to lead the Board as Chairman. The Board also believes it is important to remain flexible when allocating responsibilities among these two offices in a way that best serves the needs of the Company. The Board believes that having Mr. Nieri serve as both Chairman and Chief Executive Officer provides an efficient and effective leadership model for the Company. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. Because our Chief Executive Officer is also serving as our Chairman, we have designated a lead independent director, Jason Enoch. Mr. Enoch’s service as lead independent director provides an effective independent voice in our leadership structure, encouraging objective oversight of management’s performance and enhancing the effectiveness of the Board as a whole. As lead independent director, Mr. Enoch presides over meetings of our independent directors, serves as a liaison between our Chairman and the independent directors and performs such additional duties as our Board may otherwise determine and delegate
One of the key functions of the Board is informed oversight of UHG’s risk management process. The Board administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure and the Audit Committee has the responsibility to consider and discuss UHG’s major financial risk exposures and the steps its management should take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. The Compensation Committee assesses and monitors whether UHG’s compensation plans, policies and programs comply with applicable legal and regulatory requirements.
Oversight of Cybersecurity Risks
We face a number of risks, including cybersecurity risks and those other risks described under the section titled “Risk Factors” included in our Annual Report on Form 10-K filed with the SEC on March 15, 2024. Our Audit Committee is responsible for overseeing the steps management has taken with respect to cybersecurity risk exposure. As part of this oversight, our Audit Committee receives regular reports from our management on cybersecurity risk exposure and the actions management has taken to limit, monitor or control such exposures.
Employee, Officer and Director Hedging; Insider Trading; 10b5-1 Plans and Pledging
Our Board has adopted an insider trading policy to promote compliance with federal, state and foreign securities laws that prohibit certain persons who are aware of material nonpublic information about a company from: (i) trading in securities of that company; or (ii) providing material nonpublic information to other persons who may trade on the basis of that information.
Our insider trading policy prohibits our Board members, officers, employees and consultants from engaging in (a) transactions involving options on our securities, such as puts, calls and other derivative securities, whether on an exchange or in any other market, and (b) hedging transactions, such as collars and forward sale contracts. Our insider trading policy also prohibits our Board members, officers, employees and consultants from purchasing Company securities on margin, borrowing against Company securities held in a margin account, or pledging Company securities as collateral for a loan.
Our insider trading policy permits our executive officers and directors to enter into trading plans established according to Section 10b5-1 of the Exchange Act. These plans may include specific instructions for a broker to exercise vested options and sell our common stock on behalf of the executive officer or director at certain dates if our stock price is above a specified level or both. Under these plans, the executive officer or director no longer has control over the decision to exercise and sell the securities in the plan, unless he or she amends or terminates the trading plan during a trading window. The purpose of these plans is to enable executive officers and directors to recognize the value of their compensation and diversify their holdings of our stock during periods in which the executive officer or director would be unable to sell our common stock because material information about us had not been publicly released.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics, or the Code of Ethics, applicable to all of our employees, executive officers and directors. The Code of Ethics is available on the investor relations portion of our website at www.unitedhomesgroup.com. Information contained on or accessible through this website is not a part of this proxy statement, and the inclusion of this website address in this proxy statement is an inactive textual reference only. The Nominating and Corporate Governance Committee of Board is responsible for overseeing the Code of Ethics and must approve any waivers of the Code of Ethics for employees, executive officers and directors. We expect that any amendments to the Code of Ethics, or any waivers of its requirements, will be disclosed on our website.
Limitation of Liability and Indemnification of Directors and Officers
The Amended and Restated Certificate of Incorporation limits directors’ liability to the fullest extent permitted under the DGCL. The DGCL provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability:
•
for any transaction from which the director derives an improper personal benefit;

•
for any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; or

•
for any breach of a director’s duty of loyalty to the corporation or its stockholders.

If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
The Amended and Restated Bylaws provide that we will, in certain situations, indemnify our directors and officers to the fullest extent permitted by law. An indemnitee is also entitled, subject to certain limitations, to advancement and reimbursement of expenses (including attorney’s fees) incurred by such indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition.
We maintain a directors’ and officers’ insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe the indemnification provisions in the Amended and Restated Certificate of Incorporation are necessary to attract and retain qualified persons as directors and officers.
Controlled Company
We have a dual class structure which allows Michael Nieri, our Chief Executive Officer and Chairman of the Board, to control a majority of the voting power of our common equity. As a result, we qualify as a “controlled company” within the meaning of the corporate governance standards of Nasdaq. Under these rules, a listed company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, specifically director nominees be selected or recommended to the board of directors by independent directors. As of the date of this proxy statement, we do not intend to rely on the controlled company exemptions. However, we may at any time after the date of this proxy statement elect to avail ourselves of one or more of the controlled company exemptions provided that we continue to qualify as a controlled company.
Communications to the Board
Stockholders and other parties interested in communicating with the independent directors regarding their concerns or issues may address correspondence to a particular director or to the independent directors generally, care of United Homes Group, Inc., 917 Chapin Road, Chapin, South Carolina, 29036, Attn: Corporate Secretary. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If the Corporate Secretary deems a communication to be appropriate, she will forward it, depending on the subject matter, to the Chairman of the Board, the chair of a committee of the Board, the full Board or a particular director, as appropriate.

Director Compensation
Decisions regarding the compensation to be paid to the members of our Board, if any, are determined and/or ratified by the Board with recommendations given by the Compensation Committee. Directors’ fees consist of a cash retainer and additional fees for service on a Committee (including in a chairperson capacity), as well as a fee for the Company’s lead independent director. Directors may also receive equity awards from time to time. The directors who also serve as an employee of the Company do not receive additional compensation for their service as a director.
Director Compensation Table for Year Ended December 31, 2023
Prior to the consummation of the Business Combination, none of the directors of DHHC received any compensation for services rendered to the Company. Our directors are paid an annual cash retainer equal to $75,000 and additional fees for service on a committee equal to $6,000 ($10,000 for service on the Related Party Transactions Committee). Committee chairpersons receive additional fees for service in such positions ($12,000 for each of the chairpersons of the Nominating and Corporate Governance Committee and the Compensation Committee, $15,000 for the chairperson of the Audit Committee, and $20,000 for the chairperson of the Related Party Transactions Committee). In addition, our lead independent director receives an annual fee equal to $30,000. Directors may also receive equity awards from time to time. Any directors who also serve as an employee of the company do not receive additional compensation for their service as a director.
The following table sets forth information regarding compensation earned during the fiscal year ended December 31, 2023 by each of our directors:
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Michael Nieri(2)	$—	$—	$—	$—	$—	$—
Michael Bayles	$68,250	$—	$267,000	$—	$—	$335,250
Eric Bland	$75,000	$—	$267,000	$—	$—	$342,000
James Clements	$87,000	$—	$267,000	$—	$—	$354,000
Robert Dozier	$99,000	$—	$267,000	$—	$—	$366,000
Jason Enoch	$146,000	$—	$267,000	$—	$—	$413,000
Robert Grove	$—	$—	$—	$—	$—	$—
Nikki Haley	$81,000	$—	$267,000	$—	$—	$348,000
David Hamamoto	$60,750	$—	$267,000	$—	$—	$327,750
Alan Levine	$103,000	$—	$267,000	$—	$—	$370,000
Tom O’Grady	$78,750(3)	$—	$—	$—	$—	$78,750

(1)
Represents the aggregate grant date fair value of each option award computed in accordance with FASB ASC Topic 718.

(2)
Mr. Nieri did not receive any compensation for his services as a member of UHG’s board of directors during the year presented. Mr. Nieri’s compensation for service as an employee for fiscal year 2023 is set forth under the heading “2023 Summary Compensation Table.”

(3)
Represents fees earned by Mr. O’Grady for service as a member of GSH’s board of directors prior to the Business Combination.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Appointment of FORVIS, LLP
The Audit Committee of the Board has selected FORVIS, LLP (“FORVIS”), an independent registered public accounting firm, as our independent auditors for the year ending December 31, 2024, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. FORVIS has served as our independent registered public accounting firm since April 26, 2023 (the “Audit Change Effective Date”).
Representatives of FORVIS are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Amended and Restated Bylaws nor other governing documents or laws require stockholder ratification of the appointment of FORVIS as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the appointment of FORVIS to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain FORVIS. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
Change in Our Independent Registered Accounting Firm in April 2023
On April 25, 2023, the Audit Committee of the Board approved the appointment of FORVIS, effective as of the Audit Change Effective Date, as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2023. FORVIS served as the independent registered public accounting firm of GSH prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), the independent registered public accounting firm of DHHC prior to the Business Combination, was informed on April 25, 2023 that it would be replaced by FORVIS as the Company’s independent registered public accounting firm.
Marcum’s report on the Company’s financial statements as of December 31, 2022 and December 31, 2021 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than including an explanatory paragraph as to the Company’s ability to continue as a going concern.
During the years ended December 31, 2022 and December 31, 2021, and the subsequent period through the Auditor Change Effective Date, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions to Item 304 of Regulation S-K under the Exchange Act) with Marcum on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report.
During the years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through the Auditor Change Effective Date, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), other than the material weakness in internal controls identified by management related to the lack of ability to account for certain complex features of the DHHC Class A common stock and warrants issued by the Company, which resulted in the restatement of the Company’s audited balance sheet as of January 28, 2021, and its interim financial statements for the quarters ended March 31, 2021 and June 30, 2021.
Required Vote and Recommendation of the Board for Proposal 2
For the selection by the Audit Committee of FORVIS as the independent registered public accounting firm of the Company for the year ending December 31, 2024 to be ratified, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on Proposal 2. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal. Brokers holding shares for a beneficial owner that have not received voting instructions with respect to the ratification of the approval of the appointment of FORVIS will have discretionary voting authority with respect to this matter.
The Board unanimously recommends that you vote FOR Proposal 2.
Independent Registered Public Accounting Firm’s Fees and Services
As described above, FORVIS was appointed as our independent registered accounting firm in April 2023, upon the dismissal of Marcum. FORVIS has audited the financial statements of GSH since 2021.
The following table presents the aggregate fees billed by FORVIS and Marcum (including GSH, in the case of FORVIS), for services performed during the fiscal years ended December 31, 2023 and 2022. These fees are categorized as audit fees, audit-related fees, tax fees and all other fees. The nature of the services provided in each category is described following the table.
	Year Ended December 31,
	2023(5)	2023(6)	2022(7)	2022(8)
Audit Fees(1)	$73,542	$1,389,000	$265,225	$2,604,957
Audit Related Fees(2)	$—	$586,000	$—	$—
Tax Fees(3)	$9,270	$—	$17,510	$—
All other fees(4)	$—	$—	$—	$—
Total fees	$82,812	$1,975,000	$282,735	$2,604,957

(1)
Consists of fees billed for services rendered in connection with the audit of our year-end financial statements, review of the interim financial statements included in our quarterly reports, and consents and assistance with the review of registration statements filed with the SEC.

(2)
Consists of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

(3)
Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, as well as technical tax advice related to federal and state income tax matters, assistance with sales tax and assistance with tax audits.

(4)
All other fees paid for services rendered that are not reported under “Audit Fees,” “Audit Related Fees,” or “Tax Fees.”

(5)
Represents fees billed by Marcum for the year ended December 31, 2023.

(6)
Represents fees billed by FORVIS for the year ended December 31, 2023.

(7)
Represents fees billed by Marcum for the year ended December 31, 2022.

(8)
Represents fees billed by FORVIS to GSH for the year ended December 31, 2022. Amounts shown in “Audit Fees” includes fees billed for services rendered in 2022 associated with the audit of GSH’s 2019, 2020, and 2021 financial statements, which work was performed in 2022 in connection with the Business Combination.

Pre-Approval Policies and Procedures of the Audit Committee
In connection with the Business Combination in March 2023 and establishment of our Audit Committee, our Audit Committee adopted a charter that requires in part that the Audit Committee pre-approve (or, where permitted, subsequently approve) all audit services performed for the Company by our independent auditor, as well as all permitted non-audit services in order to ensure that the provision of such services does not impair the auditor’s independence. Pre-approval must be detailed as to the particular services rendered and is generally subject to a specific fee. The Audit Committee has delegated pre-approval authority to its chairman for requests received between scheduled meetings of the committee. The chairman presents any such pre-approvals to the full Audit Committee at its next scheduled meeting. All services described above subsequent to the Business Combination were approved or pre-approved in accordance with the foregoing.
Prior to the Business Combination, all of the services listed in the table above provided by Marcum were approved by DHHC, in accordance with DHHC’s policies then in effect.
AUDIT COMMITTEE REPORT
Our Audit Committee operates under a written charter adopted by the Board. Each member of our Audit Committee meets the independence requirements contained in the applicable Nasdaq Listing Rules and SEC rules. The Audit Committee selects, subject to stockholder ratification, our independent public accountants.
Our management has primary responsibility for our internal controls and financial reporting process. Our independent external auditor, FORVIS LLP, is responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.
The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2023.
The Audit Committee also discussed with FORVIS the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from FORVIS required by applicable requirements of the PCAOB regarding FORVIS’s communication with the Audit Committee concerning independence, and has discussed with FORVIS their independence. The Audit Committee considered with FORVIS whether the non-audit services that FORVIS provided to us during 2023 were compatible with their independence.
Based upon the review and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report for filing with the SEC.
Submitted by the Audit Committee of the Board:
Jason Enoch, Chair
Michael Bayles
Robert Dozier
Alan Levine
The material in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” with the SEC. This Audit Committee Report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent we specifically incorporate it by reference into such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Overview
The table below provides information concerning beneficial ownership of our common stock as of the record date by each stockholder, or group of affiliated stockholders, as of the record date, by:
•
each person who is known to be the beneficial owner of more than 5% of our Class A common stock and Class B common stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our current executive officers and directors as a group.

The following table is based upon information supplied by directors, executive officers and principal stockholders; and Schedule 13G, Schedule 13D and Section 16 filings filed with the SEC through the record date. The column in each table entitled “% of Class” is based upon 11,397,589 shares of Class A common stock and 36,973,876 shares of Class B common stock issued and outstanding as of the record date.
Explanation of Certain Calculations in the Table of Certain Beneficial Owners
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 917 Chapin Road, Chapin, South Carolina 29036.
Name and Address of Beneficial Owner(1)	Number of Class A Shares Beneficially Owned	% of Class(1)	Number of Class B Shares Beneficially Owned	% of Class(1)
Directors and Named Executive Officers
Michael Nieri(2)	37,223,872	77.0%	36,973,876	100%
Michael Bayles	—	*	—	—%
Eric S. Bland	123,750	1.1%	—	—%
James P. Clements	37,739	*	—	—%
Robert Dozier	58,068	*	—	—%
Jason Enoch	36,239	*	—	—%
Robert Grove	—	*	—	—%
Nikki R. Haley	53,406	*	—	—%
David Hamamoto(2)(3)	3,134,826	25.1%	—	—%
Alan Levine(2)	896,739	7.9%	—	—%
Tom O’Grady(3)	746,947	6.2%	—	—%
Jack Micenko	—	—%	—	—%
All executive officers and directors as a group (19 individuals)	43,163,204	85.3%	36,973,876	100%

Name and Address of Beneficial Owner(1)	Number of Class A Shares Beneficially Owned	% of Class(1)	Number of Class B Shares Beneficially Owned	% of Class(1)
Greater than Five Percent Holders:
Antara Capital(3)(4)	3,205,317	25.4%	—	—%
PWN Trust 2018(5)	6,058,908	34.9%	5,975,576	16%
MEN Trust 2018(6)	6,058,908	34.9%	5,975,576	16%
PMN Trust 2018(7)	6,058,908	34.9%	5,975,576	16%
MPN Grandchildrens’ Trust 2023(8)	725,215	6.0%	725,215	2%
The Conversant Opportunity Master Fund LP(9)	1,193,540	9.9%	—	—%
Dendur Master Fund Ltd.(10)	1,237,003	9.9%	—	—%
Jasper Lake Ventures One LLC(11)	1,046,537	8.4%	—	—%
Liminality Partners RV LP(12)	1,000,000	8.0%	—	—%
Hazelview Securities Inc.(13)	1,023,268	8.3%	—	—%

*
Less than 1%.

(1)
The percentage of beneficial ownership of the Company is calculated based on (i) 11,397,589 shares of Class A common stock and (ii) 36,973,876 shares of Class B common stock issued and outstanding as of the record date.

(2)
Includes shares which the identified holder may be deemed to beneficially own, including shares held in trusts for the benefit of family members, or trusts in which the identified holder is a trustee.

(3)
Includes shares issuable upon the exercise of warrants held by the investor.

(4)
The business address of Antara Capital is 55 Hudson Yards, 47th Floor, Suite C, New York, New York 10001. Voting and dispositive control of the securities is held by Himanshu Gulati, as managing member of Antara Capital GP LLC, a Delaware limited liability company which is the general partner of Antara Capital LP, a Delaware limited partnership which is the investment manager of Antara Capital.

(5)
Voting and dispositive control of the securities is shared by Pennington Nieri, the Company’s Co-Executive VP — Construction Services, and Shelton Twine, the Company’s Chief Operating Officer, as co-trustees.

(6)
Voting and dispositive control of the securities is shared by Maigan Nieri Lincks and Shelton Twine, as co-trustees.

(7)
Voting and dispositive control of the securities is shared by Patrick Nieri and Shelton Twine, as co-trustees.

(8)
Voting and dispositive control of the securities is held by Pennington Nieri, as trustee.

(9)
Includes shares that may be issued upon the conversion of a convertible note held by the investor. The business address of Conversant Opportunity Master Fund LP is c/o Conversant Capital LLC, 25 Deforest Ave., Summit, New Jersey 07901.

(10)
Includes shares that may be issued upon the conversion of a convertible note held by the investor. The business address of Dendur Master Fund Ltd. is c/o Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(11)
Includes shares that may be issued upon the conversion of a convertible note held by the investor. The business address of Jasper Lake Ventures One LLC is 930 Sylvan Ave, Suite 115, Englewood Cliffs, NJ 07632.

(12)
Consists of shares that may be issued upon the conversion of a convertible note held by the investor. The business address of Liminality Partners RV LP is 11 Arlington Street, Boston, MA, 02116.

(13)
Includes shares that may be issued upon the conversion of a convertible note held by the investor. The business address of Hazelview Securities Inc. is 1133 Yonge Street, 4th Floor. Toronto ON, M4T 2Y7.

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS
The following is a description of certain transactions (including a series of transactions) occurring during the preceding two fiscal years in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets for our two prior fiscal year ends in which any directors, director nominees, executive officers, greater than 5% beneficial owners and their respective immediate family members (each, a “Related Person”) had or will have a direct or indirect material interest, other than the compensation arrangements (including with respect to equity compensation) described in “Executive Compensation” beginning on page 36 and “Director Compensation” on page 20.
In accordance with the Nominating and Corporate Governance Committee Charter and the Related Party Transactions Committee Charter, the Nominating and Corporate Governance Committee and the Related Party Transactions Committee conduct reasonable prior review and oversight of all related party transactions for potential conflicts of interest, except for transactions involving the compensation of executive officers or directors, which are overseen by the Compensation Committee.
Transactions by DHHC Prior to the Business Combination
Prior to the Business Combination, DHHC engaged in the following transactions with related parties:
•
Founder Shares and Private Placement Warrants — On October 21, 2020, DHP SPAC II Sponsor LLC (the “Sponsor”) purchased 8,625,000 shares of DHHC’s Class B common stock (the “Founder Shares”) for an aggregate purchase price of $25,000, or approximately $0.003 per share. Simultaneously with the consummation of the initial public offering (the “Initial Public Offering”), on January 25, 2021, DHHC consummated the private placement of (i) an aggregate of 4,983,999 private placement warrants (the “Private Placement Warrants”) to the Sponsor at a price of $1.50 per Private Placement Warrant, generating total proceeds of $7,475,999 and (ii) an aggregate of 949,334 Private Placement Warrants to certain qualified institutional buyers or institutional accredited investors (the “Anchor Investors”) at a price of $1.50 per Private Placement Warrant, generating total proceeds of $1,424,001. David T. Hamamoto has voting and investment discretion with respect to the common stock held by the Sponsor.

•
Sponsor Agreement — In connection with the execution of the Business Combination Agreement, the Sponsor entered into the Sponsor Agreement with DHHC and GSH, pursuant to which the Sponsor agreed, subject to certain exceptions, not to transfer 2,120,627 Founder Shares held by it, until such Founder Shares become released under the Sponsor Agreement. Pursuant to the Sponsor Agreement, (i) 37.5% of such Founder Shares will be released upon the occurrence of Triggering Event I, (ii) 37.5% of such Founder Shares will be released upon the occurrence of Triggering Event II, and (iii) 25% of such Founder Shares will be released upon the occurrence of Triggering Event III (each as defined in the Business Combination Agreement), in each case, during the Sponsor Earn Out Period (as defined in the Sponsor Agreement). Any such Founder Shares not released prior to the fifth anniversary of the Closing will be deemed to be forfeited.

In the event that, during the Sponsor Earn Out Period, UHG completes a transaction involving (i) the acquisition of all or a material portion of the assets, business or equity securities of UHG or (ii) an equity or similar investment in UHG, in each case, resulting in UHG’s stockholders immediately prior to such transaction holding, in the aggregate, less than 50% of the voting shares of UHG (or successor or parent company thereof), any then-unvested Founder Shares will become vested.
The provisions of the Sponsor Agreement relating to the Sponsor Earn Out Shares will terminate upon the earlier of (x) the vesting of all Founder Shares and (y) the fifth anniversary of the Closing.
•
Financing Commitment Letter — In connection with the execution of the Business Combination Agreement, DHHC entered into a financing commitment letter (the “Financing Commitment Letter”) with the Sponsor, David T. Hamamoto, and Antara Capital Total Return SPAC Master Fund LP (“Antara Capital”), an affiliate of the Sponsor, pursuant to which David T. Hamamoto and Antara Capital (collectively, the “Investors”) committed to, or caused their respective affiliates to, purchase and not redeem at least in the aggregate 2.5 million DHHC Class A Common Stock. Specifically, David T. Hamamoto and Antara Capital agreed, among other things, severally, and not jointly, subject to certain terms and conditions, (i) to purchase (in open market transactions or otherwise), or to cause one or more of its controlled affiliates to purchase, and beneficially own no less than 1,250,000 DHHC Class A Common Stock, no later than the date that was five (5) business days prior to the Special Meeting and (ii) following such purchases, not to sell, contract to sell, redeem or otherwise transfer or dispose of, directly or indirectly, the acquired shares or the economic ownership of the acquired shares at any time prior to the consummation of the transactions contemplated by the Business Combination Agreement. The acquired shares are not subject to any restrictions on transfer or disposition.
•
Subscription Agreements — In connection with the consummation of the Initial Public Offering, DHHC entered into the Subscription Agreements with the Anchor Investors (the “Subscription Agreements”), pursuant to which, among other things, (i) the Sponsor agreed to transfer up to an aggregate of up to 1,250,625 Founder Shares to the Anchor Investors for a purchase price of $0.003 per share and at an aggregate purchase price of $3,625 upon the Closing and (ii) the Anchor Investors purchased an aggregate of 949,334 Private Placement Warrants at a price of $1.50 per Private Placement Warrant and at an aggregate purchase price of $1,424,000 simultaneously with the closing of the Initial Public Offering. Each of the Anchor Investors have sold or redeemed all of their Public Shares; as a result, and in accordance with the terms of the Subscription Agreements, the Anchor Investors were allocated from the Sponsor up to approximately 161,000 Founder Shares for a purchase price of $0.003 per share and at an aggregate approximate purchase price of $483 upon the Closing. Approximately 161,000 Class A common stock and 49,000 Sponsor Earnout Shares were allocated to the Anchor Investors upon the Closing, pursuant to the Subscription Agreements entered with the Anchor Investors.

•
Administrative Support — Prior to the Business Combination, DHHC utilized office space at 250 Park Ave. 7th Floor, New York, New York 10177 from the Sponsor. On January 28, 2021, DHHC began paying to the Sponsor $10,000 per month for office space, secretarial and administrative services provided to members of our management team. Upon completion of the Business Combination, DHHC ceased paying these monthly fees. No compensation of any kind, including finder’s and consulting fees, were paid by DHHC to its Sponsor, officers, directors, or any of its or their respective affiliates, for services rendered prior to or in connection with the completion of the Business Combination. However, these individuals were reimbursed for any out-of-pocket expenses related to identifying and investigating potential target businesses and completing the Business Combination.

Transactions by GSH Prior to the Business Combination
In connection with the reorganization of GSH’s business prior to the Business Combination, GSH engaged in the following transactions with related parties:
•
Distributions to Shareholders — Prior to the Closing of the Business Combination, GSH (then an S corporation) made the following distributions to its shareholders for the years ended December 31, 2023 and 2022: approximately $16.5 million and $34.7 million, respectively, to Mr. Nieri; none and approximately $4.3 million, respectively, to the PWN Trust 2018; none and approximately $4.3 million, respectively, to the MEN Trust 2018; and none and approximately $4.3 million, respectively, to the PMN Trust 2018. Such distributions consisted of distributions in amounts sufficient to allow the GSH shareholders to pay taxes related to GSH’s S corporation status and for personal use.

•
Land Transfers to Land Development Affiliates — GSH transferred real property to certain affiliated land development companies which are owned by Mr. Nieri and various of his family members (collectively, the “Land Development Affiliates”) during 2022 with an aggregate value of approximately $24.1 million.

•
Loan to PC Land Development Co., LLC (“PCLDC”) — In February 2022 GSH loaned PCLDC $10,000,000, evidenced by a demand promissory note; such note was modified by a Note Modification Agreement dated August 1, 2022 between PCLDC and GSH to extend the maturity date. This loan was extinguished prior to the closing of the Business Combination. PCLDC is owned by Mr. Nieri and certain members of his family.

•
Settlement of Various other Due To/Due From Matters — Prior to the Business Combination, GSH provided certain services for and engaged in other transactions with the Land Development Affiliates, resulting in due to/due from balances totaling approximately $39 million due to GSH and approximately $12.5 million due from GSH. These amounts were settled or extinguished in connection with the closing of the Business Combination.

•
Letter Agreement with Mr. O’Grady — Pursuant to a letter agreement (the “Letter Agreement”) dated May 13, 2022 and effective as of September 24, 2021, GSH engaged TS20 Holdings, LLC to assist GSH in connection with a possible transaction with a SPAC. TS20 Holdings, LLC is wholly owned by Tom O’Grady. Pursuant to the Letter Agreement, GSH paid a success-based fee to TS20 Holdings, LLC in the amount of $800,000 upon the Closing. In addition, pursuant to the Letter Agreement, GSH agreed to pay (i) a monthly fee of $5,000 to Mr. O’Grady for his service on GSH’s board of directors (the monthly fee paid to all members of the GSH board of directors was subsequently increased to $6,250, and (ii) a monthly amount equal to $20,000 to Mr. O’Grady for his services as GSH’s Chief Administrative Officer. Such payments ceased upon the closing of the Business Combination.

Transactions Related to the Business Combination
The following transactions with related parties were entered into by DHHC and/or UHG in connection with the Business Combination:
•
Amended and Restated Registration Rights Agreement — In connection with the closing of the Business Combination, UHG, the Sponsor, certain securityholders of DHHC and certain former stockholders of GSH entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”), pursuant to which, among other things, the Sponsor, the other DHHC securityholders party thereto and the GSH stockholders party thereto (i) agreed not to effect any sale or distribution of any of their equity securities of UHG during the Lock-up Period, as defined in the Amended and Registration Rights Agreement, other than pursuant to certain exceptions described therein and (ii) were granted certain registration rights with respect to their Class A common stock. The Amended and Registration Rights Agreement also provides that UHG will pay certain expenses relating to such registrations and indemnify the securityholders party thereto against certain liabilities.

•
Subscription Agreements — On March 23, 2023, in connection with DHHC’s efforts to raise funds to meet the Minimum Cash Condition (as defined in the Business Combination Agreement), DHHC entered into certain private placement transactions (collectively, the “Share Lock-Up Agreements”), by and among itself, GSH, and certain investors who purchased shares of DHHC’s Class A common stock on the open market prior to March 16, 2023 (each a “Lock-Up Investor”), including (i) Mr. Levine, Dr. Clements, and Mr. Bland, (ii) Mr. Bland’s family members Erica Bland Lear and Gillian Bland, and Mr. Nieri’s family member Jack Nieri, (iii) and certain trusts established for the benefit of family members of Mr. Nieri (collectively, the “Nieri Trusts”) (each of the foregoing (i) – (iii), an “Interested Lock-Up Investor”). The proceeds were used for general corporate purposes.

Pursuant to the Share Lock-Up Agreements, the following purchases were made:
•
Mr. Levine purchased a total of 1,250,000 shares of Class A common stock, consisting of (i) 1,000,000 shares of Class A common stock on the open market and (ii) 250,000 shares of Class A common stock from DHHC, for a total purchase price of $10,082,500.

•
Dr. Clements purchased a total of 20,000 shares of Class A common stock, consisting of (i) 16,000 shares of Class A common stock on the open market and (ii) 4,000 shares of Class A common stock from DHHC, for a total purchase price of $161,320.

•
Mr. Bland purchased a total of 997,920 shares of Class A common stock, consisting of (i) 99,000 shares of Class A common stock on the open market and (ii) 24,750 shares of Class A common stock from DHHC, for a total purchase price of $998,167.50.

•
Erica Bland Lear purchased a total of 75,000 shares of Class A common stock, consisting of (i) 60,000 shares of Class A common stock on the open market and (ii) 15,000 shares of Class A common stock from DHHC, for a total purchase price of $604,950.

•
Gillian Bland purchased a total of 75,000 shares of Class A common stock, consisting of (i) 60,000 shares of Class A common stock on the open market and (ii) 15,000 shares of Class A common stock from DHHC, for a total purchase price of $604,950.

•
Jack Nieri purchased a total of 37,500 shares of Class A common stock, consisting of (i) 30,000 shares of Class A common stock on the open market and (ii) 7,500 shares of Class A common stock from DHHC, for a total purchase price of $302,475.

•
The PWN Trust 2018 and MEN Trust 2018 each purchased a total of 41,667 shares of Class A common stock, consisting of (i) 33,334 shares of Class A common stock on the open market and (ii) 8,333 shares of Class A common stock from DHHC, for a total purchase price of $337,418, and the PMN Trust 2018 purchased a total of 41,666 shares of Class A common stock, consisting of (i) 33,333 shares of Class A common stock on the open market and (ii) 8,333 shares of Class A common stock from DHHC, for a total purchase price of $337,408.

Also, on March 23, 2023, the Nieri Trusts entered into subscription agreements providing for the purchase by each of the Nieri Trusts at the effective time of the Business Combination of 41,666 shares of Class A common stock at an aggregate purchase price of $333,413. The proceeds were used for general corporate purposes.
Other Related Person Transactions
Civil Engineering Services
GSH has contracted with Civil Engineering of Columbia, LLC (“CEC”) for the provision of civil engineering and surveying services. CEC is indirectly 55% owned by Pennington Nieri, who is Mr. Nieri’s son, the co-Executive Vice President — Construction Services of UHG, and the beneficial owner of 37.6% of the Class A common stock. GSH paid CEC approximately $74,000 and approximately $711,000, respectively, during the years ended December 31, 2023 and 2022 for the provision of such services.
Developed Lot Purchase Agreements
GSH enters into lot purchase agreements (collectively, the “Lot Purchase Agreements”) with the Land Development Affiliates which are owned, directly or indirectly, by Mr. Nieri and/or the Nieri Trusts. In addition, Mr. Nieri has a 49% ownership interest in Pennington Communities, LLC, an entity formed for the purpose of being the sole manager of each of the Land Development Affiliates. The Lot Purchase Agreements provide for the purchase by GSH of lots that are owned and developed by the Land Development Affiliates at a price equal to fair market value. Following the Business Combination, GSH pays an initial deposit to the applicable Land Development Affiliate upon entry into a Lot Purchase Agreement. During the year ended December 31, 2023, such deposits totaled approximately $30.9 million. During the year ended December 31, 2023, GSH paid the Land Development Affiliates an aggregate of approximately $17.1 million for the purchase of lots pursuant to Lot Purchase Agreements.
Services Agreement
During 2023, UHG became a party to a services agreement with PCLDC, pursuant to which certain employees of each party provide services to the other party and certain shared costs are allocated in line with a predetermined methodology based on headcount. During the year ended December 31, 2023, UHG allocated overhead costs to PCLDC in the amount of approximately $355,000 and was charged by PCLDC for property maintenance services in the amount of approximately $206,000.
Office Leases
GSH leases office space from Two Blue Stallions, LLC (“TBS”), which is owned by Mr. Nieri’s children and trusts for the benefit of such children, including Pennington Nieri. During the years ended December 31, 2023 and 2022, GSH paid TBS approximately $488,000 and $556,000, respectively, pursuant to such lease arrangements.

In 2023, GSH began leasing office space from University Cottages, LLC (“UC”), which is owned by TBS and Mr. Nieri’s wife. During the year ended December 31, 2023, GSH paid UC approximately $146,000 pursuant to such lease arrangement.
Sale and Lease of Model Homes
In the year ended December 31, 2022, GSH sold model homes to TBS (for an aggregate sales price of approximately $1.1 million), PMN Trust 2018 (for an aggregate sales price of approximately $1.1 million), MEN Trust 2018 (for an aggregate sales price of approximately $1.1 million), PWN Trust 2018 (for an aggregate sales price of approximately $1.2 million), and UC (for an aggregate sales price of approximately $741,000), and Mr. Nieri (for a sales price of approximately $272,000). Commencing in 2023, GSH was a lessor of model homes from TBS, PMN Trust 2018, MEN Trust 2018, PWN Trust 2018, and UC. The leases provide for the payment of monthly base rent, as well as maintenance, repairs, utilities, and taxes. During 2023, GSH paid such entities a total of approximately $500,000.
General Contractor Services
Commencing in 2023, GSH is a party to construction contracts with TBS and UC pursuant to which GSH provides general contractor services. GSH received revenue of approximately $2.5 million pursuant to such contracts during the year ended December 31, 2023.
Payments to OF Construction, LLC
During the years ended December 31, 2023 and 2022, GSH paid OF Construction, LLC approximately $23,000 and $563,000, respectively, for certain site contracting services. Mr. Nieri owns 45% of the membership interests of OF Construction, LLC.
Indemnification of Our Directors and Officers
The Amended and Restated Bylaws provide that UHG will, in certain situations, indemnify its directors and officers to the fullest extent permitted by law. An indemnitee is also entitled, subject to certain limitations, to advancement and reimbursement of expenses (including attorney’s fees) incurred by such indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition.
UHG maintains a directors’ and officers’ insurance policy pursuant to which its directors and officers are insured against liability for actions taken in their capacities as directors and officers. UHG believes the indemnification provisions in the Amended and Restated Certificate of Incorporation are necessary to attract and retain qualified persons as directors and officers.
The indemnification rights set forth above shall not be exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, any provision of our Amended and Restated Certificate of Incorporation, our Amended and Restated Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. Notwithstanding the foregoing, we shall not be obligated to indemnify a director or officer in respect of a proceeding (or part thereof) instituted by such director or officer, unless such proceeding (or part thereof) has been authorized by the Board pursuant to the applicable procedure outlined in our Amended and Restated Certificate of Incorporation.
Policies and Procedures for Related Party Transactions
UHG’s Nominating and Corporate Governance Committee is designated with the authority to review and approve related party transactions, defined as a transaction, arrangement or relationship that would require disclosure pursuant to Item 404 of Regulation S-K, or transaction between UHG and (i) any director or executive officer of UHG; (ii) any nominee for election as a director; (iii) any holder of UHG securities owning more than 5% of any class of UHG stock and (iv) any member of the immediate family of any of the foregoing. In evaluating related party transactions, UHG’s Nominating and Corporate Governance Committee considers the relevant facts and circumstances available and deemed relevant to UHG’s Nominating and Corporate Governance Committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
In addition to the foregoing, in accordance with the Amended and Restated Certificate of Incorporation, the Board has established the Related Party Transactions Committee to review and approve any contract or transaction between UHG and any of its subsidiaries, on the one hand, and Michael Nieri or any affiliate or associate of Mr. Nieri, on the other hand.

EXECUTIVE OFFICERS
The following table provides the name, age and position of each of our executive officers as of the record date. Certain biographical information for each executive officer follows the table.
Name	Age	Position
Michael Nieri	59	Chairman, Chief Executive Officer, and Director
John G. Micenko Jr.	49	President
Shelton Twine	51	Chief Operating Officer
Keith Feldman	47	Chief Financial Officer
Tom O’Grady	69	Chief Administrative Officer and Director
Erin Reeves McGinnis	39	General Counsel and Corporate Secretary
Kookie McGuire	51	Vice President — Finance
Pennington Nieri	31	Co-Executive Vice President — Construction Services
Jeremy Pyle	46	Co-Executive Vice President — Construction Services
Rob Penny	49	Executive Vice President — Sales
Michael Nieri — For biographical information about Mr. Nieri, see “Proposal 1: Election of Directors” above.
John G. (Jack) Micenko, Jr. has served as our President since July 2023. Mr. Micenko has more than 20 years of experience in the residential real estate and mortgage finance industry, most recently as Managing Director at BTIG LLC (“BTIG”), where he had led the firm’s Housing Ecosystem investment banking practice since 2021, identifying opportunities for corporate clients across all aspects of the residential housing industry. Before his tenure at BTIG, Mr. Micenko was Senior Equity Analyst and Deputy Director of Research for Susquehanna International Group, LLP from 2004 to 2021. Mr. Micenko served as Vice President at Lehman Brothers Holdings Inc. from 2000 to 2004 and as Vice President at Friedman Billings Ramsey Group, a real estate investment trust, from 1996 to 2000. Mr. Micenko holds a Bachelor of Finance from John Carroll University and brings to our management team his extensive background in residential housing finance, capital markets and mergers and acquisitions.
Shelton Twine has served as our Chief Operating Officer since the Business Combination. Mr. Twine oversees our day to day operations to execute the strategic vision of the company, and previously served as a key member of the management team of GSH and its affiliated entities for 20 years preceding the Business Combination. Prior to becoming GSH’s Chief Operating Officer in July 2018, Mr. Twine held various positions with GSH beginning in 2002, including serving as GSH’s Vice President — Operations from 2015 – 2018 and as Vice President from 2004 – 2007. From 2007 – 2015, Mr. Twine served as President of Realty and Marketing Services (RMS) following its spin-off from GSH, where he oversaw real estate and sales operations. A member of the Nieri extended family, he is brother-in-law of Michael Nieri and uncle of Pennington Nieri. Mr. Twine is a licensed real estate broker and holds a Bachelor of Arts degree from Old Dominion University in Norfolk, Virginia.
Tom O’Grady — For biographical information about Mr. O’Grady, see “Proposal 1: Election of Directors” above.
Keith Feldman has served as our Chief Financial Officer since the Business Combination. Mr. Feldman was previously a director of Nu Ride Inc. (formerly Lordstown Motors Corp.), an electric vehicle innovator focused on developing high-quality, light-duty work vehicles, from October 2020 through March 2024. Mr. Feldman previously served as Chief Financial Officer of DHHC, a position he held from October 2020 until the Business Combination. Mr. Feldman served as a director of DHHC from inception until his resignation on August 2, 2022, and his resignation did not result from any disagreement with DHHC. Mr. Feldman previously served as the Chief Financial Officer and Treasurer of NorthStar Realty Europe Corp. (NYSE: NRE), a NYSE-listed REIT focused on European commercial real estate properties from May 2017, through the acquisition by AXA Investment Managers-Real Assets, in September 2019. Mr. Feldman served as a managing director of Colony Capital, Inc., from January 2017 to October 2019 and served as a managing director of NorthStar Asset Management Group Inc., a predecessor company of

Colony Capital, Inc. from July 2014 to January 2017, as a managing director of NorthStar Realty Finance Corp. from January 2014 to July 2014 and as a director of NorthStar Realty Finance Corp. from January 2012 to December 2013. In each of these roles, Mr. Feldman’s responsibilities included capital markets, corporate finance, and investor relations. Earlier in his career, Mr. Feldman held various financial positions at NorthStar Realty Finance Corp., Goldman Sachs, J.P. Morgan Chase and KPMG LLP. Mr. Feldman received a Bachelor of Science in accounting from Binghamton University. In 2021, several class actions and derivative lawsuits were filed in connection with the DiamondPeak-Lordstown Motors merger and claims relating to Lordstown vehicle pre-orders and production timeline: one in federal court in Ohio, four in federal court in Delaware and two in chancery court in Delaware. Mr. Feldman is named as an individual defendant in each of these lawsuits. The lawsuits generally share a factual nexus and allege securities law violations and other claims against all defendants, including Mr. Feldman. Mr. Feldman is a CFA charterholder and a CPA.
Erin Reeves McGinnis has served as our General Counsel and Corporate Secretary since July 2023. Prior to joining UHG, Ms. Reeves McGinnis was a Partner and a Co-Chair of the Securities Practice Group at the law firm of Nelson Mullins Riley & Scarborough, LLP from December 2018 through June 2023, after serving as Of Counsel from March 2017 through December 2018. Ms. Reeves McGinnis was previously an Associate at the law firms of Troutman Sanders LLP (now Troutman Pepper Hamilton Sanders LLP) and Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C. She also previously served as Associate General Counsel at Griffin Capital Company, LLC, a real estate investment company and sponsor of various alternative investment products. Ms. Reeves McGinnis has extensive experience assisting public companies with SEC reporting and compliance and corporate governance matters, as well as representing public and private companies in capital-raising activities. She holds a Juris Doctor degree from the University of Georgia School of Law and a Bachelor of Arts degree in Political Science from the University of Georgia.
Kookie McGuire has served as our Vice President — Finance since the Business Combination, where she leads the accounting department and performs all financial reporting and fiduciary responsibilities for management, directs cash flow management, and oversees all HR and payroll activities. Ms. McGuire previously served as Controller of GSH from June 2013 until the Business Combination. Ms. McGuire has acquired over 20 years of experience in accounting management for various real estate firms including as a Senior Accountant with NAI Avant, LLC, one of the leading commercial real estate firms in South Carolina. Her career in accounting began in 1996 with the national homebuilder Centex, where she eventually became Division Controller. Ms. McGuire holds a degree in Business Administration (concentration in Accounting) from the University of South Carolina, Spartanburg. Ms. McGuire brings a valuable understanding of GSH’s accounting and financial reporting to the management team.
Pennington Nieri has served as our co-Executive Vice President — Construction Services since the Business Combination, where he manages day to day procedures relating to design, purchasing and estimating, permitting and back-office support for construction team. Mr. Nieri previously served as Vice President — Pre-Construction of GSH from January 2019 until the Business Combination. Mr. Nieri also indirectly owns a 55% interest in Civil Engineering of Columbia, an engineering and surveying firm since January 2022. Mr. Nieri is the son of Mr. Michael Nieri and the nephew of Shelton Twine. Mr. Nieri holds a degree in Construction Science and Management from Clemson University.
Jeremy Pyle has served as our co-Executive Vice President — Construction Services since the Business Combination, where he oversees and directs all construction activities in GSH’s South Carolina and Georgia markets of the Midlands, Sumter, Greenville, Spartanburg, Goose Creek, Aiken, Augusta, Florence and Clemson. Mr. Pyle previously served as Vice President — Construction from May 2020 until the Business Combination. Mr. Pyle started with GSH in 2005 as a superintendent and rose through the ranks to become a Production Manager and ultimately, co-Executive Vice President — Construction Services. Mr. Pyle brings a deep understanding of the construction industry to the management team.
Robert Penny has served as our Executive Vice President — Sales since the Business Combination, and previously served as Vice President — Sales of GSH from January 2020 until the Business Combination. Mr. Penny is responsible for product planning, inventory management, sales and contract administration, market presentation, and customer relations. Previously, Mr. Penny was a Regional Sales Manager for GSH, covering the Midlands, Upstate, and Coastal regions, from October 2013 through January 2020. Mr. Penny holds a degree in Hotel, Restaurant, and Tourism Management from the University of South Carolina.

Election of Officers
Our executive officers are currently elected by the Board on an annual basis and serve until their successors are duly elected and qualified, or until their earlier resignation or removal. Michael Nieri is the brother-in-law of Shelton Twine and father of Pennington Nieri.

EXECUTIVE COMPENSATION
Compensation Objectives and Overview
We believe that the skill, talent, judgment and dedication of our executive officers and other key employees are critical factors affecting our long-term stockholder value. Therefore, our goal is to maintain a compensation program that will fairly compensate our executive officers, attract and retain highly qualified executive officers, motivate the performance of our executive officers towards, and reward the achievement of, clearly defined corporate goals, and align our executive officers’ long-term interests with those of our stockholders. We believe that for our company, stock-based compensation is a significant motivator in attracting employees, and while base salary and the potential for cash bonuses must be at competitive levels, performance is most significantly affected by appropriately relating the potential for creating stockholder value to an individual’s compensation potential through the use of equity awards.
Compensation Committee
The Compensation Committee of the Board is comprised of three non-employee members of the Board. The Compensation Committee reviews the performance of our management in achieving corporate objectives and aims to ensure that the executive officers are compensated effectively in a manner consistent with our compensation philosophy and competitive practice. In fulfilling this responsibility, the Compensation Committee annually reviews the performance of each executive officer. Our Chief Executive Officer, as the manager of the executive team, assesses our executive officers’ contributions to the corporate goals and makes a recommendation to the Compensation Committee with respect to any merit increase in salary, cash bonus and equity award for each member of the executive team other than himself. The Compensation Committee meets with the Chief Executive Officer to evaluate, discuss and modify or approve these recommendations. The Compensation Committee also conducts a similar evaluation of the Chief Executive Officer’s contributions when the Chief Executive Officer is not present, and determines any increase in salary, cash bonus and equity award.
2023 Summary Compensation Table
The following table summarizes the compensation that we paid to our Chief Executive Officer and each of our two other most highly compensated executive officers during the years ended December 31, 2023 and 2022. We refer to these executive officers in this proxy statement as our “named executive officers.”
Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	All Other Compensation	Total
Michael Nieri, Chairman of the Board and Chief Executive Officer	2023	$1,115,782	$414,638	$3,493,640	$25,909(2)	$5,049,789
	2022	$1,300,000	$666,667	$—	$48,210(3)	$2,014,877
Jack Micenko, President(4)	2023	$275,000	$180,375	$1,689,422	$—	$2,144,797
Tom O’Grady, Chief Administrative Officer(4)	2023	$231,250	$114,563	$698,691	$800,000(5)	$1,844,504

(1)
Represents the aggregate grant date fair value of each option award during 2023 computed in accordance with FASB ASC Topic 718.

(2)
Consists of (i) auto allowance of $7,692, (ii) 401(k) company match of $13,200, and (iii) cost of medical insurance premiums of $5,017.

(3)
Consists of (i) auto allowance of $25,000, (ii) 401(k) company match of $12,200, and (iii) cost of medical insurance premiums of $11,010.

(4)
Executive compensation information for the year ended December 31, 2022 is not provided, as the individual was not a named executive officer for that period.

(5)
Consists of a success-based fee related to the Business Combination of $800,000.

Outstanding Equity Awards as of December 31, 2023
The following table sets forth information regarding outstanding option awards held by the named executive officers as of December 31, 2023. The applicable vesting provisions are described in the footnote following the table.
	Option Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price	Option Expiration Date
Michael Nieri	05/25/2023	—	654,206	—	11.64	05/25/2033
Jack Micenko	07/17/2023	—	314,019	—	11.68	07/17/2033
Tom O’Grady	05/25/2023	—	130,841	—	11.64	05/25/2033

(1)
All option awards vest ratably over a period of four years from grant date.

2024 Executive Compensation Framework
On February 16, 2024, the Compensation Committee approved the 2024 compensation framework (the “2024 Executive Compensation Framework”) for our executives (the “Executives”), including its named executive officers, which included base salaries, cash bonuses, and equity awards for 2024. The Compensation Committee retained WealthPoint in its development of the 2024 Executive Compensation Framework, and WealthPoint worked with management at the request and under the direction of the Compensation Committee. The 2024 Executive Compensation Framework consists of the following:
•
Base salaries for the 2024 fiscal year;

•
Cash bonus potential, pursuant to which the Executives will be entitled to bonuses based on quantitative and qualitative metrics; and

•
Equity awards, pursuant to which the Executives will be entitled to both time-based and performance-based equity awards.

The Compensation Committee’s approval of the 2024 Executive Compensation Framework was based on various factors, including, among others, recommendations made by WealthPoint.
Base Salaries and Cash Bonuses
The 2024 base salaries and target bonuses set by the Compensation Committee for each of our named executive officers are as follows:
Executive Officer	Base Salary	Cash Bonus Potential for Quantitative Targets	Cash Bonus Potential for Qualitative Targets
Michael Nieri, Chairman and Chief Executive Officer	$1,033,907	$1,628,406	$697,887
Jack Micenko, President	$650,000	$682,500	$195,000
Tom O’Grady, Chief Administrative Officer	$325,000	$250,250	$97,500
The quantitative portion of each target bonus for 2024 will be evaluated based on three independent performance measures: (i) adjusted EBITDA, as reported by the company; (ii) revenue; and (iii) home closings. Performance that meets the threshold requirements for a performance measure will result in a 75% payout of the portion of the award based on that performance measure. Performance that meets the target requirements will result in 100% payout of the portion of the award based on that performance measure. Performance that meets the maximum requirements will result in a higher percentage payout (225% for Mr. Nieri, 150% for Mr. Micenko, and 110% for Mr. O’Grady) of the portion of the award based on that performance measure. The qualitative portion of each award is based upon individual performance goals, which span a range of 50% to 100% based upon performance, subject to the company achieving a minimum of $40 million of adjusted EBITDA, as reported by the company, for Executives to be eligible for a bonus based on qualitative targets. To the extent performance falls between two levels, linear interpolation is applied. In the event that our performance does not meet the threshold requirements, no payment will be made on the quantitative portion of the award based on that performance measure. In the event that our performance exceeds the maximum requirements, payments made on the quantitative portion of the award will be capped at the maximum payout amount for that performance measure.
Equity Awards
Equity awards consists of both time-based stock options and performance-based restricted stock units (“PSUs”). The equity awards set by the Compensation Committee for each of our named executive officers are as follows:
Executive Officer	Stock Options	Performance Stock Units
Michael Nieri, Chairman and Chief Executive Officer	337,500	112,500
Jack Micenko, President	161,250	53,750
Tom O’Grady, Chief Administrative Officer	67,500	22,500
Certain material terms applicable to the equity awards, such as the effect of a Change of Control and the treatment of such awards upon a recipient’s termination of employment, are governed by each recipient’s respective employment agreements, which are described in more detail in “— Executive Employment Agreements and Other Arrangements.” A description of certain other terms and conditions of the time-based options and PSUs is below.
Time-Based Stock Options
Time-based stock options vest ratably over four years commencing on the one-year anniversary of the date of grant, subject to the recipient’s continued employment or service through the applicable vesting date.
Performance-Based Restricted Stock Units
PSUs will vest upon the date, if any, during the period through March 30, 2028, that the volume weighted average price of our Class A common stock for 20 out of the preceding 30 consecutive trading days is greater than or equal to $18.00.
Executive Employment Agreements and Other Arrangements
Employment Agreements
We have entered into employment agreements with certain of our executive officers, including our named executive officers (collectively, the “Employment Agreements”).
The Employment Agreements all provide for at-will employment that may be terminated by us for death or disability and with or without cause, by the executive with or without good reason, or mutually terminated by the parties. The term of Mr. Nieri’s employment agreement is 5 years, with an automatic one-year renewal up to a maximum of 5 additional years. The term of the Employment Agreements for our other executive officers are 3 years, with automatic 12-month renewals. The Employment Agreements provide for a Base Severance Benefit (as defined in the Employment Agreements) of 24 months of base salary for Mr. Michael Nieri and 12 months of base salary for our other executive officers, as well as the Incentive Severance Benefit (as defined in the Employment Agreements) upon termination by us without cause or termination by the officer for good reason, subject to execution of a release of claims.
The Employment Agreements provide for a base salary of $1,033,707 for Mr. Nieri; $650,000 for Mr. Micenko; and $325,000 for Mr. O’Grady. Possible annual performance bonuses and equity grants under the 2023 Plan are to be determined by the Compensation Committee.

In connection with his appointment, Mr. Micenko received an initial award of an option to purchase up to 314,019 shares of Class A common stock of the Company, which award will vest and become exercisable in four substantially equal installments on each of the first four anniversaries of the initial award grant date, subject to Mr. Micenko’s continued employment with the Company through each such vesting date.
Securities Authorized for Issuance Under Equity Compensation Plans
The 2023 Plan is the only compensation plan under which equity securities of the Company are reserved for issuance. The following table shows the amount of securities available under the 2023 Plan as of December 31, 2023:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,017,873	$9.72(1)	1,626,005
Equity compensation plans not approved by security holders	—	—	—
Total	4,017,873	$9.72(1)	1,626,005

(1)
The price in column (b) reflects the weighted average price of all outstanding options under the 2023 Plan that, as of December 31, 2023, had been granted but not forfeited, expired or exercised. Restricted stock units are not included in determining the weighted average in column (b) because they have no exercise price.

UHG Equity Incentive Plan
United Homes Group, Inc. 2023 Equity Incentive Plan
The 2023 Plan became effective as of the Closing of the Business Combination, after its adoption by the board of directors and stockholders of DHHC.
The purpose of the 2023 Plan is to provide an additional incentive to selected directors, officers, employees, consultants, and advisors (and prospective directors, officers, employees, consultants and advisors) of UHG or its affiliates whose contributions are essential to the growth and success of the business of UHG and its affiliates, in order to strengthen the commitment of such persons to UHG and its affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of UHG and its affiliates.
Type of Awards
The 2023 Plan provides for the issuance of stock options (including non-statutory stock options and incentive stock options), stock appreciation rights (referred to as “SARs”), restricted stock, restricted stock units (referred to as “RSUs”), stock bonuses, and performance compensation awards, to directors, officers, employees, consultants, and advisors of UHG or its affiliates.
Class A Common Stock Available for Issuance
The 2023 Plan provides for an aggregate number of Class A common stock to be reserved for future issuance, equal to 10% of Class A common stock as of immediately following the effective time of the Business Combination (the “Initial Share Limit”) plus shares subject to outstanding equity awards granted under the Great Southern Homes, Inc. 2022 Equity Incentive Plan that were converted into equity awards denominated in Class A common stock under the 2023 Plan upon the consummation of the transactions contemplated in the Business Combination Agreement, plus an annual increase on the first day of each fiscal year beginning in 2024 and ending in 2033, equal to the lesser of (A) four (4%) percent of the shares outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Board or the Compensation Committee. Shares subject to an award under the 2023 Plan that are forfeited, cancelled, expire, unexercised or are settled in cash under the 2023 Plan will again become available for awards under the 2023 Plan. Class A common stock that are tendered or exchanged by a participant or withheld by UHG as payment in connection with any award under the 2023 Plan, as well as any shares exchanged by a participant or withheld by UHG or any subsidiary thereof to satisfy tax withholding obligations related to any full value award, will become available for subsequent awards under the 2023 Plan. Shares, if any, that are tendered or exchanged by a participant or withheld by UHG as full or partial payment in connection with the exercise of any option or SAR under the 2023 Plan or the payment of any tax withholding obligation related thereto or not issued by UHG in connection with the stock settlement of any SAR will be added to the aggregate number of shares available for awards under the 2023 Plan. Shares, if any, underlying awards that are granted in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by UHG or with which UHG combines will not be counted against the aggregate number of shares available for awards under the 2023 Plan.
Administration
The 2023 Plan is administered by the Compensation Committee. The Compensation Committee may interpret the 2023 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2023 Plan.
The 2023 Plan permits the Compensation Committee to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including but not limited to the exercise price or other purchase price of an award, the number of Class A common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards. All decisions made by the Committee pursuant to the provisions of the 2023 Plan will be final, conclusive and binding on all persons.
Equitable Adjustments
In the event the Compensation Committee determines that any dividend (other than ordinary cash dividends) or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, spin-off, split-up, split-off, combination, repurchase or exchange of Class A common stock or other securities of UHG, issuance of warrants or other rights to acquire Class A common stock or other securities of UHG, or other similar corporate transaction or event that affects the Class A common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2023 Plan or with respect to an award, then the Compensation Committee shall, in such manner as it may deem equitable, make any adjustments to the number and kind of shares or the exercise price with respect to any award.
Compensation Committee Interlocks and Insider Participation
See the section entitled “Corporate Governance — Compensation Committee Interlocks and Insider Participation” which is incorporated herein by reference.

OTHER MATTERS
This proxy statement and the Annual Report are available at our corporate website at www.unitedhomesgroup.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov.
In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” contained in this proxy statement specifically is not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material.” In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.
As previously noted, our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is available at www.proxyvote.com. The Annual Report does not include exhibits (other than certain certifications) but does include a list of exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, upon our receipt of the written request of that person, a copy of the exhibits to our Annual Report for a charge of 10 cents per page. Please direct your request to United Homes Group, Inc., 917 Chapin Road, Chapin, South Carolina, 29036, Attn: Corporate Secretary.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING
If you have any questions or require any assistance with voting your shares or need additional copies of this proxy statement or voting materials, please contact:
Investor Relations
United Homes Group, Inc.
917 Chapin Road
Chapin, South Carolina 29036
(844) 776-4663
investors@unitedhomesgroup.com
It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by signing and returning the enclosed proxy card, so your shares will be represented at the Annual Meeting.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V38981-P10163

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

UNITED HOMES GROUP, INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael P. Nieri
02) James P. Clements

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV38981-P10163Nominees:01) Michael P. Nieri02) James P. Clements2. Ratification of the appointment of FORVIS, LLP as the Company’s independent auditors for the year ending December 31, 2024.! ! ! 1. Election of DirectorsForAllWithholdAllFor AllExceptFor Against Abstain! ! !UNITED HOMES GROUP, INC. To withhold authority to vote for any individualnominee(s), mark "For All Except" and write theThe Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below.following:The Board of Directors recommends you vote FOR the following proposal:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.NOTE: Such other business as may properly come before the meeting or any adjournment thereof.UNITED HOMES GROUP, INC.917
CHAPIN ROADCHAPIN, SC 29036.VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time the day before the cut-off date or meetingdate. Have your proxy card in hand when you access the web site and follow theinstructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate thatyou agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time the day before the cut-off date or meeting date. Have your proxy card inhand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.V38982-P10163Continued and to be signed on reverse sideUNITED HOMES GROUP, INC.ANNUAL MEETING OF STOCKHOLDERSMAY 15, 2024 9:00 AM ETTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints each of Keith Feldman and Erin Reeves McGinnis, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in United Homes Group, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at the Company's offices located at917 Chapin Road, Chapin, South Carolina 29036 on May 15, 2024 at 9:00 a.m. local time and at any adjournment or postponement thereof: (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company’s Proxy Statement, receipt of which is hereby acknowledged, and (2) in their best judgment upon such other matters as may properly come before the meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.